                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
              UNREGISTERED 10% SENIOR SUBORDINATED NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                              HEDSTROM CORPORATION

      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED NOVEMBER 4, 1997


     As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined in the Prospectus) if certificates for unregistered 10% Senior Subordinated Notes due 2007 (the "Old Notes") of Hedstrom Corporation are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "THE EXCHANGE OFFERS -- Procedures for Tendering" in the Prospectus.


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 4, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

           By Mail:               By Facsimile Transmission:      By Hand/Overnight Delivery:
   IBJ Schroder Bank & Trust            (212) 858-2611             IBJ Schroder Bank & Trust
            Company                                                         Company
          P.O. Box 84                     To Confirm,                  One State Street
     Bowling Green Station       Facsimile Transmissions Call:     New York, New York 10004
 New York, New York 10274-0084          (212) 858-2103            Attn: Securities Processing
Attn: Reorganization Operations                                  Window, Subcellar One, (SC-1)
          Department

    (Originals of all documents sent by facsimile should be sent promptly by registered
         or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


     The undersigned hereby tenders to Hedstrom Corporation, a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated November 4, 1997 (the "Prospectus"), and in the accompanying Letter of Transmittal,
receipt of which is hereby acknowledged, $                    in aggregate
principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.


Name(s) of Registered Holder(s):
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                             (Please Type or Print)

Address:
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Area Code & Telephone No.:
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Certificate Number(s) for
Old Notes (if available):
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Total Principal Amount
Tendered and Represented
by Certificate(s): $
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Signature of Registered Holder(s):
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Dated:
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[ ]  The Depository Trust Company
    (Check if Old Notes will be tendered
    by book-entry transfer)

Account Number:
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                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4"), (b) that such tender of such Old Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the earlier of (i) the date of execution hereof and (ii) the Expiration Date.

Name of Firm:
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Address:
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Area Code and Telephone No.:
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Authorized Signature:
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Name:
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Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.